OMB APPROVAL
                                                       -------------------------
                                                       OMB NUMBER:     3235-0060
                                                       -------------------------
                                                       EXPIRES: OCTOBER 31, 2005
                                                       -------------------------
                                                       ESTIMATED AVERAGE BURDEN
                                                       HOURS PER RESPONSE:  2.58


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      May 21, 2003
                                                 ---------------------------

                        NORTH AMERICAN NATURAL GAS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Washington                    000-32089                91-2023071
-------------------------------   ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
     incorporation)                                          Identification No.)

    580 Hornby Street, Suite 210, Vancouver, British Columbia Canada V6C 3B6
    -----------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                  604-689-5255
              --------------------------------------------------
              (Registrant's telephone number, including area code)

              10203 Birchridge Drive, Suite 810, Humble, Texas USA 77338
              ----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM  5.  OTHER  EVENTS

GENERAL

On March 12, 2003, the Company executed two (2) assignment agreements whereby it would acquire interests in the Potato Hills Deep Prospect and in Knox Miss Partners, L.P.

The Company filed a current report on Form 8K on March 27, 2003 to report the proposed acquisitions. On April 9, 2003, the Company filed a current report on Form 8K/A to include as exhibits all of the underlying agreements in connection with the proposed acquisitions.

The Company was unsuccessful in its efforts to raise the required capital and consequently will not be proceeding with the acquisitions. All agreements relating to the proposed acquisitions were terminated.


ITEM  9.  REGULATION  FD  DISCLOSURE

New  Release  attached  as  Exhibit  99.1


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   North American Natural Gas, Inc.
                                   ----------------------------------
                                             (Registrant)


Dated: May 21, 2003                         /s/ Jim Glavas
                                   ----------------------------------
                                   Jim Glavas,  Director


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